UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2008

Legg Mason Partners

Global High Yield Bond Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with the preservation of capital.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended December 31, 2008. Looking back, U.S. gross domestic product (“GDP”)i contracted 0.2% in the fourth quarter of 2007. This was due to continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. Contributing to this rebound were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5% and its advance estimate for fourth quarter GDP decline was 3.8%, the latter being the worst quarterly reading since 1982.

While there were increasing signs that the U.S. was headed for a recession, the speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007. The NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it felt like we were in the midst of an economic contraction for much of 2008. Consumer spending, which represents approximately two-thirds of GDP, has been disappointing. According to the International Council of Shopping Centers, retail sales rose a tepid 1% in 2008, the weakest level in at least 38 years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the 12 months of 2008. During 2008 as a whole, 2.6 million jobs were lost, the largest annual decline since World War II ended in 1945. In addition, at the end of 2008, the unemployment rate had risen to 7.2%, its highest level since January 1993.

Legg Mason Partners Global High Yield Bond Fund	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When 2008 began, the federal funds rateiii was 4.25%. This was quickly brought down to 3.00% by the end of January 2008, on the back of two Fed rate cuts. The Fed continued to lower the federal funds rate to 2.00% by the end of April 2008, but then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October to 1.00%. Then, in mid-December 2008, it reduced the federal funds rate to a range of zero to 0.25%, an historic low. In conjunction with its December meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. In particular, the Committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to purchase bad loans and other troubled financial assets. However, in November 2008, Treasury Secretary Paulson said, “Our assessment at this time is that this is not the most effective way to use TARP funds, but we will continue to examine whether targeted forms of asset purchase can play a useful role, relative to other potential uses of TARP resources, in helping to strengthen our financial system and support lending.”

During the 12-month reporting period ended December 31, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest

II	Legg Mason Partners Global High Yield Bond Fund

triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of the reporting period, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the 12 months ended December 31, 2008, two-year Treasury yields fell from 3.05% to 0.76%. Over the same time frame, 10-year Treasury yields moved from 4.04% to 2.25%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 5.24%.

Periods of increased investor risk aversion caused the high-yield bond market to produce extremely poor results over the 12 months ended December 31, 2008. While the asset class modestly rallied on several occasions, it was not enough to overcome numerous flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in September, October and November 2008. During those three months, the Citigroup High Yield Market Indexv (the “Index”) returned -8.01%, -15.34% and -9.75%, respectively. Over the 12 months ended December 31, 2008, the Index returned -25.91%.

Despite periods of extreme market volatility, emerging market debt prices largely treaded water during the first half of the reporting period. During that time, the asset class was supported by solid demand, superior growth rates in emerging market countries, increased domestic spending and rating upgrades in countries such as Brazil. However, fears of a global recession, falling commodity prices and seizing credit markets sent emerging market debt prices sharply lower in September and October 2008. During those months, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -6.84% and -14.89%, respectively. While the asset class rallied in November and December, it was too little, too late. Over the 12 months ended December 31, 2008, the EMBI Global returned -10.91%.

Special shareholder notice

Effective November 3, 2008, the Fund’s benchmark was changed from the Barclays Capital U.S. Corporate High Yield 2% Issuer Capvii to the Barclays Capital Global High Yield Index (Hedged)viii. The Fund’s benchmark was changed to better reflect the composition of the Fund’s portfolio holdings.

Legg Mason Partners Global High Yield Bond Fund	III

Letter from the chairman continued

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

IV	Legg Mason Partners Global High Yield Bond Fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 30, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The Barclays Capital (formerly Lehman Brothers) Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indexes.

Legg Mason Partners Global High Yield Bond Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with the preservation of capital. The Fund invests primarily in high-yield bonds issued by U.S. and foreign corporations and foreign governments and their agencies and instrumentalities. Under normal market conditions, the Fund invests at least 80% of its assets in high-yield bonds and related investments. Under normal circumstances, the Fund will be invested in at least three countries, one of which may be the U.S. The Fund may also invest up to 35% of its total assets in sovereign debt issued by emerging market governmental entities or agencies.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 3.05% and 4.04%, respectively. Treasury yields moved lower — and their prices moved higher — during the first quarter of 2008, as concerns regarding the subprime mortgage market and a severe credit crunch caused a “flight to quality.” During this period, investors were drawn to the relative safety of Treasuries, while increased risk aversion caused other segments of the bond market to falter.

Treasury yields then moved higher in April, May and early June 2008, as the economy performed better than expected and inflation moved higher. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, rallied. However, the credit crunch resumed in mid-June, resulting in another flight to quality. Investors’ risk aversion then intensified from September through November given the severe disruptions in the global financial markets. During this time, virtually every asset class, with the exception of short-term Treasuries, performed poorly. At the end of the fiscal year, two- and 10-year Treasury yields were 0.76% and 2.25%, respectively.

Aided by the strong performance in the Treasury market, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexii, gained 5.24% during the 12 months ended December 31, 2008. In contrast, riskier fixed-income asset classes, such as high-yield bonds and emerging market

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	1

Fund overview continued

debt, performed poorly. Over the same 12-month period, the Citigroup High Yield Market Indexiii and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv returned -25.91% and -10.91%, respectively.

Q. How did we respond to these changing market conditions?

A. We are committed to a relative value approach to the credit markets, grounded in exhaustive fundamental credit analysis. This approach is the cornerstone of our investment decision process and is followed regardless of market conditions. This process is designed to identify market opportunities and position the Fund’s portfolio accordingly. While we maintained an aggressive stance in terms of the portfolio’s overall quality rating by overweighting CCC-rated securities and underweighting BB-rated securities, we adjusted the Fund’s industry positioning to be more defensive. This, in turn, provided a bit of a hedge to the Fund’s quality rating allocation. Relative to the benchmark, Electric Utilities was our largest overweight, as we continued to feel the current market afforded us a compelling opportunity to buy an historically defensive sector at very attractive valuations. We also remained overweight Aerospace & Defense based on this sub-sector’s strong balance sheets, free cash flow generation and focus on operations and maintenance as opposed to weapons programs. In addition, we continued to increase our Wireless exposure due to the defensive nature of the business, as well as strong underlying asset values. Our key underweights did not change over the reporting period. The most notable of these were Retail, Media — Non-Cable and Information Technology (“IT”).

Performance review

For the 12 months ended December 31, 2008, Class A shares of Legg Mason Partners Global High Yield Bond Fund, excluding sales charges, returned -31.37%. The Fund’s new unmanaged benchmark, the Barclays Capital Global High Yield Index (Hedged)v, and its former unmanaged benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexvi, returned -25.25% and -25.88%, respectively, over the same time frame. The Lipper High Current Yield Funds Category Average1 returned -25.86% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended December 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 466 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

PERFORMANCE SNAPSHOT as of December 31, 2008 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Global High Yield Bond Fund — Class A Shares	-29.85%	-31.37%
Barclays Capital Global High Yield Index (Hedged)	-23.84%	-25.25%
Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index	-25.07%	-25.88%
Lipper High Current Yield Funds Category Average[1]	-24.60%	-25.86%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned -30.03%, Class C shares returned -30.00% and Class I shares returned -29.59% over the six months ended December 31, 2008. Excluding sales charges, Class B shares returned -31.64%, Class C shares returned -31.62% and Class I shares returned -30.98% over the 12 months ended December 31, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
The 30-Day SEC Yields for the period ended December 31, 2008 for Class A, B, C and I shares were 20.22%, 20.85%, 20.85% and 21.63%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated April 28, 2008, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.34%, 1.64%, 1.69% and 0.86%, respectively.

Q. What were the leading contributors to performance?

A. The Fund’s overweight to the Capital Goods2 sector, which returned -19.3%, and underweights to Consumer Cyclicals3, Media — Non-Cable and IT, which returned -32.5%, -29.3% and -34.9%, respectively, aided the Fund’s relative performance during the 12-month reporting period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 485 funds for the six-month period and among the 466 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

[2]	Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

[3]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	3

Fund overview continued

Q. What were the leading detractors from performance?

A. Relative to the benchmark, the Fund’s credit quality allocation was the primary reason for its underperformance during the reporting period. This was due to the Fund’s overweight to CCC-rated securities, which returned -44.3% and an underweight to BB-rated securities, which returned -17.5% over the 12-month reporting period.

Q. Were there any significant changes to the Fund during the reporting period?

A. Other than the industry repositioning discussed earlier, there were no significant changes to the Fund during the reporting period.

Thank you for your investment in Legg Mason Partners Global High Yield Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 20, 2009

4	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2008 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 28 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2008 were: Consumer Discretionary (17.8%), Financials (13.7%), Energy (13.1%), Industrials (11.1%) and Telecommunication Services (8.7%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and foreign securities, including emerging markets, involve risks beyond those inherent in higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

iv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[v]

The Barclays Capital (formerly Lehman Brothers) Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indexes.

vi

The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — December 31, 2008

6	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2008 and held for the six months ended December 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(29.85)%	$1,000.00	$701.50	1.31%	$5.60
Class B	(30.03)	1,000.00	699.70	1.66	7.09
Class C	(30.00)	1,000.00	700.00	1.64	7.01
Class I	(29.59)	1,000.00	704.10	0.85	3.64

[1]	For the six months ended December 31, 2008.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,018.55	1.31%	$6.65
Class B	5.00	1,000.00	1,016.79	1.66	8.42
Class C	5.00	1,000.00	1,016.89	1.64	8.31
Class I	5.00	1,000.00	1,020.86	0.85	4.32

[1]	For the six months ended December 31, 2008.

[2]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

8	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 12/31/08	(31.37)%	(31.64)%	(31.62)%	(30.98)%
Five Years Ended 12/31/08	(2.74)	(3.32)	(3.18)	(2.35)
Ten Years Ended 12/31/08	2.12	1.44	1.64	2.51

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 12/31/08	(34.28)%	(34.41)%	(32.23)%	(30.98)%
Five Years Ended 12/31/08	(3.58)	(3.46)	(3.18)	(2.35)
Ten Years Ended 12/31/08	1.68	1.44	1.64	2.51

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (12/31/98 through 12/31/08)		23.34%
Class B (12/31/98 through 12/31/08)		15.36
Class C (12/31/98 through 12/31/08)		17.71
Class I (12/31/98 through 12/31/08)		28.11

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, B, C AND I SHARES OF LEGG MASON PARTNERS GLOBAL
HIGH YIELD BOND FUND VS. BARCLAYS CAPITAL GLOBAL HIGH YIELD INDEX (HEDGED) AND
BARCLAYS CAPITAL U.S. CORPORATE HIGH YIELD 2% ISSUER CAP INDEX† —
December 1998 - December 2008

†	Hypothetical illustration of $10,000 invested in Class A, B, C and I shares of Legg Mason Partners Global High Yield Bond Fund on December 31, 1998, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2008. The Barclays Capital (formerly Lehman Brothers) Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indexes. The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Effective November 3, 2008, the Fund’s benchmark was changed from the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index to the Barclays Capital Global High Yield Index (Hedged). The Fund’s benchmark was changed to better reflect the composition of the Fund’s portfolio holdings.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

Schedule of investments

December 31, 2008

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

CORPORATE BONDS & NOTES — 87.9%
CONSUMER DISCRETIONARY — 16.7%
		Auto Components — 0.7%
		Allison Transmission Inc., Senior Notes:
110,000		11.000% due 11/1/15(a)	$54,450
2,260,000		11.250% due 11/1/15(a)(b)	904,000
1,000,000	EUR	Europcar Groupe SA, Senior Secured Subordinated Bonds, 7.745% due 5/15/13(a)(c)	340,562
790,000		Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	304,150
		Visteon Corp., Senior Notes:
651,000		8.250% due 8/1/10	205,065
5,786,000		12.250% due 12/31/16(a)	1,417,570
		Total Auto Components	3,225,797
		Automobiles — 1.0%
3,890,000		Ford Motor Co., Notes, 7.450% due 7/16/31	1,108,650
		General Motors Corp.:
7,580,000		Notes, 7.200% due 1/15/11	1,610,750
9,810,000		Senior Debentures, 8.375% due 7/15/33	1,765,800
		Total Automobiles	4,485,200
		Diversified Consumer Services — 0.9%
		Education Management LLC/Education Management Finance Corp.:
690,000		Senior Notes, 8.750% due 6/1/14	527,850
3,305,000		Senior Subordinated Notes, 10.250% due 6/1/16	2,412,650
		Service Corp. International, Senior Notes:
555,000		7.625% due 10/1/18	413,475
1,255,000		7.500% due 4/1/27	809,475
		Total Diversified Consumer Services	4,163,450
		Hotels, Restaurants & Leisure — 3.5%
		Boyd Gaming Corp., Senior Subordinated Notes:
285,000		6.750% due 4/15/14	180,975
780,000		7.125% due 2/1/16	464,100
3,125,000		Buffets Inc., Senior Notes, 12.500% due 11/1/14(d)(e)	21,484
4,020,000		Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	1,989,900
755,000		Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	513,400
512,000		Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19(a)	268,800
2,375,000		Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	1,656,563

See Notes to Financial Statements.

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	11

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†	SECURITY	VALUE

	Hotels, Restaurants & Leisure — 3.5% continued
2,000,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(a)	$1,110,000
1,910,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	1,422,950
2,650,000	Indianapolis Downs LLC & Capital Corp., Senior Secured Notes, 11.000% due 11/1/12(a)	1,457,500
4,485,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	1,502,475
1,785,000	MGM MIRAGE Inc., Notes, 6.750% due 9/1/12	1,258,425
1,545,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	818,850
1,285,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 6.875% due 2/1/14(a)(c)	751,725
	Station Casinos Inc., Senior Notes:
1,295,000	6.000% due 4/1/12(h)	265,475
3,765,000	7.750% due 8/15/16(h)	734,175
2,155,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10(a)	1,820,975
	Total Hotels, Restaurants & Leisure	16,237,772
	Household Durables — 1.9%
2,500,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/49(d)(e)(f)	0
4,575,000	K Hovnanian Enterprises Inc., Senior Notes, 11.500% due 5/1/13	3,499,875
3,230,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	2,761,650
3,665,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	2,748,750
	Total Household Durables	9,010,275
	Internet & Catalog Retail — 0.2%
240,000	Expedia Inc., Senior Notes, 8.500% due 7/1/16(a)	180,000
1,580,000	Ticketmaster, Senior Notes, 10.750% due 8/1/16(a)	861,100
	Total Internet & Catalog Retail	1,041,100
	Media — 5.8%
	Affinion Group Inc.:
105,000	Senior Notes, 10.125% due 10/15/13	77,175
5,121,000	Senior Subordinated Notes, 11.500% due 10/15/15	3,104,606
8,693,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	1,564,740
1,699,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13	620,135
1,500,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12(f)	150,000

See Notes to Financial Statements.

12	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

		Media — 5.8% continued
1,360,000		Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	$170,000
4,760,000		Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)	3,831,800
485,000		CMP Susquehanna Corp., 9.875% due 5/15/14	21,825
		CSC Holdings Inc.:
1,000,000		Senior Debentures, 8.125% due 8/15/09	997,500
		Senior Notes:
375,000		8.125% due 7/15/09	374,063
1,155,000		6.750% due 4/15/12	1,062,600
5,945,000		Dex Media Inc., Discount Notes, 9.000% due 11/15/13	1,129,550
2,470,000		Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13	592,800
1,050,000		DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	1,050,000
		EchoStar DBS Corp., Senior Notes:
1,370,000		6.625% due 10/1/14	1,147,375
1,225,000		7.750% due 5/31/15	1,047,375
2,665,000		Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22(a)	2,385,175
4,670,000		Idearc Inc., Senior Notes, 8.000% due 11/15/16	373,600
1,940,000	EUR	Kabel Deutschland GmbH, Senior Notes, 10.750% due 7/1/14	2,507,927
		R.H. Donnelley Corp.:
610,000		11.750% due 5/15/15(a)	152,500
130,000		Senior Discount Notes, 6.875% due 1/15/13	18,200
1,825,000		Sun Media Corp., 7.625% due 2/15/13	1,478,250
3,315,000		TL Acquisitions Inc., Senior Subordinated Notes, step bond to yield 13.328% due 7/15/15(a)	977,925
2,500,000	EUR	UPC Holding BV, Senior Notes, 8.000% due 11/1/16(a)	2,432,586
		Total Media	27,267,707
		Multiline Retail — 1.4%
3,652,000		Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17(b)	3,140,720
5,080,000		Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15(b)	2,260,600
1,800,000		Parkson Retail Group Ltd., Senior Bonds, 7.875% due 11/14/11	1,260,000
		Total Multiline Retail	6,661,320
		Specialty Retail — 1.0%
2,740,000		Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	1,342,600
3,550,000	EUR	Edcon Proprietary Ltd., Senior Notes, 6.579% due 6/15/14(a)(c)	1,998,543

See Notes to Financial Statements.

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	13

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†	SECURITY	VALUE

	Specialty Retail — 1.0% continued
700,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	$668,500
1,479,000	Flooring America Inc., Senior Notes, 9.250% due 10/15/07(d)(e)(f)	0
1,668,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	767,280
	Total Specialty Retail	4,776,923
	Textiles, Apparel & Luxury Goods — 0.3%
1,975,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	1,501,000
	TOTAL CONSUMER DISCRETIONARY	78,370,544
CONSUMER STAPLES — 2.3%
	Beverages — 0.0%
70,000	Constellation Brands Inc., Senior Notes, 7.250% due 9/1/16	66,500
	Food & Staples Retailing — 0.1%
441,000	Delhaize America Inc., Debentures, 9.000% due 4/15/31	447,067
	Food Products — 0.9%
1,900,000	Ciliandra Perkasa Finance Co. Pte Ltd., Senior Notes, 10.750% due 12/8/11(a)	921,500
	Dole Food Co. Inc., Senior Notes:
610,000	8.625% due 5/1/09	555,100
1,175,000	7.250% due 6/15/10	825,437
2,291,000	8.875% due 3/15/11	1,443,330
520,000	Stater Brothers Holdings Inc., Senior Notes, 7.750% due 4/15/15	439,400
	Total Food Products	4,184,767
	Household Products — 0.5%
615,000	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12(a)	476,625
2,355,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	1,754,475
	Total Household Products	2,231,100
	Tobacco — 0.8%
	Alliance One International Inc., Senior Notes:
1,875,000	8.500% due 5/15/12	1,387,500
990,000	11.000% due 5/15/12	826,650
1,200,000	Altria Group Inc., Senior Notes, 9.700% due 11/10/18	1,299,082
	Total Tobacco	3,513,232
	TOTAL CONSUMER STAPLES	10,442,666
ENERGY — 12.1%
	Energy Equipment & Services — 0.5%
900,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	571,500
720,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	514,800

See Notes to Financial Statements.

14	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†	SECURITY	VALUE

	Energy Equipment & Services — 0.5% continued
1,330,000	Sonat Inc., Notes, 7.625% due 7/15/11	$1,219,261
	Total Energy Equipment & Services	2,305,561
	Oil, Gas & Consumable Fuels — 11.6%
2,740,000	Atlas Pipeline Partners LP, 8.750% due 6/15/18(a)	1,808,400
5,292,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	3,651,480
	Chesapeake Energy Corp., Senior Notes:
670,000	6.375% due 6/15/15	532,650
65,000	6.625% due 1/15/16	51,675
2,395,000	6.250% due 1/15/18	1,784,275
1,140,000	7.250% due 12/15/18	894,900
1,100,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	687,500
5,700,062	Corral Finans AB, Senior Secured Subordinated Bonds, 9.753% due 4/15/10(a)(b)(c)	3,106,534
	Costilla Energy Inc.:
4,000,000	Senior Notes, 10.250% due 10/1/06(d)(e)(f)	0
1,000,000	Senior Subordinated Notes, 10.250% due 10/1/06(d)(e)(f)	0
	El Paso Corp.:
	Medium-Term Notes:
245,000	7.375% due 12/15/12	212,814
3,240,000	7.800% due 8/1/31	2,127,070
1,000,000	7.750% due 1/15/32	654,121
975,000	Notes, 7.875% due 6/15/12	880,401
	Enterprise Products Operating LP:
2,250,000	Junior Subordinated Notes, 8.375% due 8/1/66(c)	1,238,913
815,000	Subordinated Notes, 7.034% due 1/15/68(c)	383,542
4,910,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	3,854,350
1,000,000	Indo Integrated Energy BV, Senior Subordinated Notes, 8.500% due 6/1/12	559,537
700,000	Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16	549,500
3,795,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	2,865,225
1,360,000	KazMunaiGaz Finance Sub BV, Senior Notes, 8.375% due 7/2/13(a)	1,067,600
	Mariner Energy Inc., Senior Notes:
1,930,000	7.500% due 4/15/13	1,244,850
955,000	8.000% due 5/15/17	501,375
1,720,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 8.750% due 4/15/18	1,075,000
	OPTI Canada Inc., Senior Secured Notes:
695,000	7.875% due 12/15/14	357,925
830,000	8.250% due 12/15/14	452,350

See Notes to Financial Statements.

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	15

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†	SECURITY	VALUE

	Oil, Gas & Consumable Fuels — 11.6% continued
2,175,000	Parallel Petroleum Corp., 10.250% due 8/1/14	$1,392,000
	Petrohawk Energy Corp., Senior Notes:
1,760,000	9.125% due 7/15/13	1,434,400
610,000	7.875% due 6/1/15(a)	454,450
	Petroplus Finance Ltd., Senior Notes:
1,215,000	6.750% due 5/1/14(a)	777,600
390,000	7.000% due 5/1/17(a)	239,850
1,880,000	Quicksilver Resources Inc., 8.250% due 8/1/15	1,203,200
9,500,000	SandRidge Energy Inc., Senior Notes, 8.625% due 4/1/15(b)	5,035,000
5,660,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(d)(e)	226,400
1,610,000	Southwestern Energy Co., Senior Notes, 7.500% due 2/1/18(a)	1,416,800
536,000	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	265,320
550,000	Targa Resources Partners LP, Senior Notes, 8.250% due 7/1/16(a)	343,750
900,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	765,000
3,860,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17(d)	482,500
2,470,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	1,346,150
	Whiting Petroleum Corp., Senior Subordinated Notes:
1,650,000	7.250% due 5/1/12	1,237,500
2,155,000	7.000% due 2/1/14	1,530,050
	Williams Cos. Inc., Notes:
4,065,000	7.875% due 9/1/21	3,115,290
3,445,000	8.750% due 3/15/32	2,571,737
	Total Oil, Gas & Consumable Fuels	54,378,984
	TOTAL ENERGY	56,684,545
FINANCIALS — 12.9%
	Capital Markets — 0.4%
1,820,000	Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13(a)	1,701,700
	Commercial Banks — 2.5%
	ATF Capital BV:
1,000,000	9.250% due 2/21/14(a)	671,300
4,355,000	Senior Notes, 9.250% due 2/21/14(a)	2,852,525
1,100,000	PT Bank Danamon Indonesia Tbk, Subordinated Notes, 7.650% due 3/30/14(a)(c)	942,211
	RSHB Capital, Loan Participation Notes, Senior Secured Notes:
1,410,000	7.175% due 5/16/13(a)	1,062,858
5,375,000	6.299% due 5/15/17(a)	3,090,625

See Notes to Financial Statements.

16	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

		Commercial Banks — 2.5% continued
		TuranAlem Finance BV, Bonds:
2,995,000		8.250% due 1/22/37(a)	$1,302,825
2,240,000		8.250% due 1/22/37(a)	968,800
610,000		Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13(c)(g)	616,675
		Total Commercial Banks	11,507,819
		Consumer Finance — 5.5%
		Ford Motor Credit Co., Senior Notes:
1,215,000		7.569% due 1/13/12(c)	791,269
18,410,000		12.000% due 5/15/15	13,761,420
		GMAC LLC:
1,759,000		7.500% due 12/31/13(a)	1,310,455
337,000		8.000% due 12/31/18(a)	173,555
9,202,000		8.000% due 11/1/31(a)	5,479,607
		SLM Corp., Senior Notes:
5,030,000		3.695% due 7/26/10(c)	4,294,614
20,000		3.765% due 10/25/11(c)	15,337
		Total Consumer Finance	25,826,257
		Diversified Financial Services — 3.6%
1,747,619	EUR	Boats Investments (Netherlands) BV, Secured Notes, 10.519% due 12/15/15(b)(c)	437,270
1,660,000		Capmark Financial Group Inc., 5.875% due 5/10/12	566,374
2,260,000		CCM Merger Inc., Notes, 8.000% due 8/1/13(a)	1,175,200
		Galaxy Entertainment Finance Co. Ltd., Senior Notes:
1,000,000		7.323% due 12/15/10(a)(c)	525,000
1,000,000		9.875% due 12/15/12(a)	385,000
1,000,000		Indosat Finance Co. BV, Senior Bonds, 7.750% due 11/5/10(a)	853,288
2,285,000		JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(c)(g)	1,905,749
		Leucadia National Corp., Senior Notes:
2,070,000		8.125% due 9/15/15	1,671,525
770,000		7.125% due 3/15/17	575,575
1,050,000		Matahari Finance BV, Senior Bonds, 9.500% due 10/6/09	945,000
		TNK-BP Finance SA:
4,440,000		7.500% due 7/18/16(a)	2,331,000
1,419,000		7.875% due 3/13/18(a)	716,595
190,000		Bonds, 7.500% due 7/18/16(a)	99,750
692,000		Senior Notes, 7.875% due 3/13/18(a)	349,460
1,245,000		Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 9.504% due 10/1/15	983,550

See Notes to Financial Statements.

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	17

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

		Diversified Financial Services — 3.6% continued
3,985,000		Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	$3,347,400
		Total Diversified Financial Services	16,867,736
		Insurance — 0.4%
4,540,000		American International Group Inc., Junior Subordinated Debentures, 8.175% due 5/15/58(a)(c)	1,768,312
		Real Estate Investment Trusts (REITs) — 0.1%
140,000		Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	49,700
835,000		Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	615,813
		Total Real Estate Investment Trusts (REITs)	665,513
		Real Estate Management & Development — 0.4%
1,000,000		Agile Property Holdings Ltd., Senior Bonds, 9.000% due 9/22/13(a)	551,471
2,180,000		Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15(d)	446,900
		Realogy Corp.:
3,550,000		10.500% due 4/15/14	630,125
293,868		11.000% due 4/15/14(b)	35,264
3,305,000		Senior Subordinated Notes, 12.375% due 4/15/15	462,700
		Total Real Estate Management & Development	2,126,460
		TOTAL FINANCIALS	60,463,797
HEALTH CARE — 6.7%
		Health Care Equipment & Supplies — 1.0%
2,115,000		Advanced Medical Optics Inc., Senior Subordinated Notes, 7.500% due 5/1/17	1,089,225
		Biomet Inc., Senior Notes:
2,150,000		10.375% due 10/15/17(b)	1,709,250
445,000		11.625% due 10/15/17	382,700
1,289,000	EUR	Fresenius Finance BV, Senior Notes, 5.500% due 1/31/16(a)	1,585,719
		Total Health Care Equipment & Supplies	4,766,894
		Health Care Providers & Services — 5.6%
4,660,000		CRC Health Corp., 10.750% due 2/1/16	2,830,950
1,200,000		DaVita Inc., Senior Notes, 6.625% due 3/15/13	1,146,000
		HCA Inc.:
2,420,000		Debentures, 7.500% due 12/15/23	1,148,655
8,800,000		Senior Secured Notes, 9.625% due 11/15/16(b)	6,886,000
4,130,000		IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	3,221,400

See Notes to Financial Statements.

18	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†	SECURITY	VALUE

	Health Care Providers & Services — 5.6% continued
	Tenet Healthcare Corp., Senior Notes:
2,280,000	6.375% due 12/1/11	$1,772,700
2,375,000	6.500% due 6/1/12	1,816,875
2,310,000	7.375% due 2/1/13	1,657,425
685,000	9.875% due 7/1/14	554,850
	Universal Hospital Services Inc., Senior Secured Notes:
1,015,000	5.943% due 6/1/15(c)	624,225
970,000	8.500% due 6/1/15(b)	693,550
5,916,000	US Oncology Holdings Inc., Senior Notes, 8.334% due 3/15/12(b)(c)	3,756,660
	Total Health Care Providers & Services	26,109,290
	Pharmaceuticals — 0.1%
8,815,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(d)(e)	462,788
	TOTAL HEALTH CARE	31,338,972
INDUSTRIALS — 10.4%
	Aerospace & Defense — 1.2%
740,000	BE Aerospace Inc., 8.500% due 7/1/18	667,850
1,838,000	DRS Technologies Inc., Senior Subordinated Notes, 6.625% due 2/1/16	1,847,190
5,330,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(b)	1,838,850
1,890,000	Moog Inc., Senior Subordinated Notes, 7.250% due 6/15/18(a)	1,521,450
	Total Aerospace & Defense	5,875,340
	Airlines — 0.7%
1,595,000	Continental Airlines Inc., Pass-Through Certificates, 7.339% due 4/19/14	925,100
2,855,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	1,184,825
1,887,733	Delta Air Lines Inc., 8.954% due 8/10/14(f)	981,621
	Total Airlines	3,091,546
	Building Products — 1.4%
1,500,000	Asia Aluminum Holdings Ltd., Senior Secured Bonds, 8.000% due 12/23/11(a)	457,500
	Associated Materials Inc.:
2,265,000	Senior Discount Notes, step bond to yield 14.523% due 3/1/14	1,268,400
3,685,000	Senior Subordinated Notes, 9.750% due 4/15/12	2,920,363
1,480,000	Nortek Inc., Senior Secured Notes, 10.000% due 12/1/13	1,013,800
4,445,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 12.362% due 3/1/14	977,900
	Total Building Products	6,637,963

See Notes to Financial Statements.

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	19

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

		Commercial Services & Supplies — 3.4%
		DynCorp International LLC/DIV Capital Corp.:
720,000		9.500% due 2/15/13(a)	$632,700
7,516,000		Senior Subordinated Notes, 9.500% due 2/15/13	6,548,315
2,870,961		Employee Solutions Inc., 10.000% due 4/15/10(d)(e)(f)	287
2,095,000		Interface Inc., Senior Subordinated Notes, 9.500% due 2/1/14	1,686,475
1,750,000	EUR	ISS Global A/S, 4.750% due 9/18/10	2,006,884
4,090,000		Rental Services Corp., Senior Notes, 9.500% due 12/1/14	2,269,950
4,000,000		Safety-Kleen Services Inc., Senior Subordinated Notes, 9.250% due 6/1/08(d)(e)(f)	0
		US Investigations Services Inc.:
3,695,000		11.750% due 5/1/16(a)	2,346,325
310,000		Senior Subordinated Notes, 10.500% due 11/1/15(a)	227,850
		Total Commercial Services & Supplies	15,718,786
		Construction & Engineering — 0.3%
1,480,000		CSC Holdings Inc., Senior Notes, 8.500% due 6/15/15(a)	1,309,800
		Electrical Equipment — 0.1%
520,000		Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	236,600
		Industrial Conglomerates — 0.2%
		Sequa Corp., Senior Notes:
1,340,000		11.750% due 12/1/15(a)	515,900
1,431,976		13.500% due 12/1/15(a)(b)	465,392
		Total Industrial Conglomerates	981,292
		Machinery — 0.2%
1,420,000		American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	944,300
		Road & Rail — 2.0%
7,500,000		Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	3,459,375
		Kansas City Southern de Mexico, Senior Notes:
4,486,000		9.375% due 5/1/12	4,127,120
1,030,000		7.625% due 12/1/13	849,750
1,105,000		7.375% due 6/1/14	909,636
180,000		Kansas City Southern Railway, Senior Notes, 13.000% due 12/15/13	181,350
		Total Road & Rail	9,527,231
		Trading Companies & Distributors — 0.8%
640,000		Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	332,800
935,000		Ashtead Holdings PLC, Senior Secured Notes, 8.625% due 8/1/15(a)	495,550
2,205,000		H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	1,179,675

See Notes to Financial Statements.

20	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

		Trading Companies & Distributors — 0.8% continued
4,320,000		Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)	$1,663,200
		Total Trading Companies & Distributors	3,671,225
		Transportation Infrastructure — 0.1%
		Swift Transportation Co., Senior Secured Notes:
3,455,000		9.899% due 5/15/15(a)(c)	297,994
2,170,000		12.500% due 5/15/17(a)	208,862
		Total Transportation Infrastructure	506,856
		TOTAL INDUSTRIALS	48,500,939
INFORMATION TECHNOLOGY — 1.8%
		Electronic Equipment, Instruments & Components — 0.1%
		NXP BV/NXP Funding LLC, Senior Secured Notes:
860,000		7.503% due 10/15/13(c)	289,175
1,000,000	EUR	8.068% due 10/15/13(c)	347,512
		Total Electronic Equipment, Instruments & Components	636,687
		Internet Software & Services — 0.4%
2,000,000		SK Broadband Co., Ltd., Senior Notes, 7.000% due 2/1/12(a)	1,635,298
		IT Services — 0.5%
2,300,000		Ceridian Corp., Senior Notes, 12.250% due 11/15/15(a)(b)	1,135,625
2,160,000		First Data Corp., Senior Notes, 9.875% due 9/24/15(a)	1,317,600
		Total IT Services	2,453,225
		Semiconductors & Semiconductor Equipment — 0.5%
		Freescale Semiconductor Inc., Senior Notes:
260,000		8.875% due 12/15/14	115,700
530,000		9.125% due 12/15/14(b)	124,550
450,000		Hynix Semiconductor Inc., Senior Notes, 7.875% due 6/27/17(a)	174,288
1,000,000	EUR	Sensata Technologies BV, Senior Subordinated Notes, 9.000% due 5/1/16	430,916
1,500,000		STATS ChipPAC Ltd., Senior Notes, 7.500% due 7/19/10	1,237,500
		Total Semiconductors & Semiconductor Equipment	2,082,954
		Software — 0.3%
2,910,000		Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	1,367,700
		TOTAL INFORMATION TECHNOLOGY	8,175,864
MATERIALS — 8.4%
		Chemicals — 1.2%
1,500,000	EUR	Cognis GmbH, Senior Secured Bonds, 5.329% due 9/15/13(a)(c)	1,271,895
5,460,000		Georgia Gulf Corp., Senior Notes, 10.750% due 10/15/16	1,337,700
390,000		Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	210,600

See Notes to Financial Statements.

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	21

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

		Chemicals — 1.2% continued
2,775,000		Methanex Corp., Senior Notes, 8.750% due 8/15/12(f)	$2,508,009
5,570,000		Montell Finance Co. BV, Debentures, 8.100% due 3/15/27(a)	139,250
230,000		Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	134,550
		Total Chemicals	5,602,004
		Containers & Packaging — 1.2%
1,000,000	EUR	Ardagh Glass Finance PLC, Senior Bonds, 7.125% due 6/15/17(a)	931,333
70,000		Berry Plastics Holding Corp., 10.250% due 3/1/16	25,200
2,000,000	EUR	Clondalkin Acquisition BV, Senior Secured Bonds, 5.329% due 12/15/13(a)(c)	1,681,959
1,000,000	EUR	Impress Holdings BV, Senior Secured Bonds, 8.443% due 9/15/13(a)(c)	1,063,388
850,000		Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(a)	573,750
2,150,000		Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(d)(e)(f)	0
1,725,000		Solo Cup Co., Senior Subordinated Notes, 8.500% due 2/15/14	1,112,625
		Total Containers & Packaging	5,388,255
		Metals & Mining — 3.2%
2,000,000		CII Carbon LLC, Senior Subordinated Notes, 11.125% due 11/15/15(a)	1,390,000
2,000,000		Evraz Group SA, Notes, 8.875% due 4/24/13(a)	1,045,000
360,000		Metals USA Holdings Corp., 10.883% due 7/1/12(b)(c)	102,600
3,745,000		Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	2,228,275
5,375,000		Noranda Aluminium Holding Corp., Senior Notes, 8.345% due 11/15/14(b)(c)	886,875
4,275,000		Novelis Inc., Senior Notes, 7.250% due 2/15/15	2,500,875
6,660,000		Ryerson Inc., Senior Secured Notes, 12.250% due 11/1/15(a)	4,145,850
		Vale Overseas Ltd., Notes:
430,000		6.250% due 1/23/17	406,479
2,605,000		6.875% due 11/21/36	2,371,071
175,000		Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(a)	105,875
		Total Metals & Mining	15,182,900
		Paper & Forest Products — 2.8%
		Abitibi-Consolidated Co. of Canada:
4,563,000		15.500% due 7/15/10(a)	1,346,085
5,620,000		Senior Secured Notes, 13.750% due 4/1/11(a)	3,624,900
		Appleton Papers Inc.:
235,000		Senior Notes, 8.125% due 6/15/11	163,325
2,840,000		Senior Subordinated Notes, 9.750% due 6/15/14	1,675,600
1,000,000	EUR	Lecta SA, Senior Secured Notes, 6.875% due 2/15/14(a)(c)	743,676
1,300,000	EUR	M-real Oyj, Senior Notes, 7.704% due 12/15/10(c)	1,120,380

See Notes to Financial Statements.

22	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

		Paper & Forest Products — 2.8% continued
		NewPage Corp.:
3,450,000		Senior Secured Notes, 9.443% due 5/1/12(c)	$1,336,875
330,000		Senior Subordinated Notes, 12.000% due 5/1/13	95,700
1,787,709		Newpage Holding Corp., 10.265% due 11/1/13(b)(c)	670,391
1,474,000		Sino-Forest Corp., Senior Notes, 9.125% due 8/17/11(a)	1,127,610
1,400,000		Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	833,000
1,440,000		Verso Paper Holdings LLC, 11.375% due 8/1/16	439,200
		Total Paper & Forest Products	13,176,742
		TOTAL MATERIALS	39,349,901
TELECOMMUNICATION SERVICES — 8.1%
		Diversified Telecommunication Services — 4.9%
5,190,000		Axtel SAB de CV, Senior Notes, 7.625% due 2/1/17(a)	3,555,150
870,000		Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	552,450
		Citizens Communications Co.:
300,000		Debentures, 7.050% due 10/1/46	132,000
1,440,000		Senior Notes, 7.875% due 1/15/27	842,400
750,000		City Telecom (HK) Ltd., Senior Notes, 8.750% due 2/1/15	506,250
1,550,000		Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(d)	15,500
3,700,000	EUR	Hellas II, Subordinated Notes, 11.318% due 1/15/15(a)(c)	1,080,068
1,000,000		Indosat Finance Co. BV, Senior Bonds, 7.125% due 6/22/12(a)	811,184
150,000		Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	137,250
5,000,000		Intelsat Corp., Senior Notes, 9.250% due 8/15/14(a)	4,675,000
1,790,000		Intelsat Jackson Holdings Ltd., Senior Notes, 9.500% due 6/15/16(a)	1,655,750
		Level 3 Financing Inc., Senior Notes:
3,375,000		9.250% due 11/1/14	1,974,375
1,875,000		6.845% due 2/15/15(c)	825,000
2,265,000		Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	1,630,800
4,885,000		Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	3,639,325
760,000		Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(a)	657,400
1,698,286		World Access Inc., Senior Notes, 13.250% due 1/15/08(d)(e)(f)	27,172
		Total Diversified Telecommunication Services	22,717,074

See Notes to Financial Statements.

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	23

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†	SECURITY	VALUE

	Wireless Telecommunication Services — 3.2%
2,320,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)	$2,610,000
1,390,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	1,251,000
	Sprint Capital Corp., Senior Notes:
2,600,000	7.625% due 1/30/11	2,171,970
2,275,000	8.375% due 3/15/12	1,821,187
5,670,000	6.875% due 11/15/28	3,380,499
320,000	8.750% due 3/15/32	216,407
	True Move Co., Ltd.:
2,310,000	10.750% due 12/16/13(a)	934,698
7,320,000	Notes, 10.750% due 12/16/13(a)	2,745,000
	Total Wireless Telecommunication Services	15,130,761
	TOTAL TELECOMMUNICATION SERVICES	37,847,835
UTILITIES — 8.5%
	Electric Utilities — 1.5%
3,050,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(a)	2,844,125
835,000	IPALCO Enterprises Inc., Senior Secured Notes, 8.625% due 11/14/11	784,900
6,660,000	Texas Competitive Electric Holding Co. LLC, Senior Notes, 10.500% due 11/1/16(a)(b)	3,363,300
	Total Electric Utilities	6,992,325
	Gas Utilities — 0.3%
2,077,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	1,713,525
	Independent Power Producers & Energy Traders — 6.7%
2,585,000	AES Corp., Senior Notes, 8.000% due 10/15/17	2,132,625
3,935,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	2,734,825
	Edison Mission Energy, Senior Notes:
1,015,000	7.750% due 6/15/16	908,425
1,670,000	7.200% due 5/15/19	1,377,750
2,025,000	7.625% due 5/15/27	1,579,500
26,350,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(a)(b)	12,911,500
701,492	Mirant Mid Atlantic LLC, Pass-Through Certificates, 10.060% due 12/30/28	645,373
3,215,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	3,102,475
6,230,000	NRG Energy Inc., Senior Notes, 7.375% due 2/1/16	5,809,475
	Total Independent Power Producers & Energy Traders	31,201,948
	TOTAL UTILITIES	39,907,798
	TOTAL CORPORATE BONDS & NOTES (Cost — $678,701,927)	411,082,861

See Notes to Financial Statements.

24	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

ASSET-BACKED SECURITY — 0.0%
FINANCIAL — 0.0%
		Diversified Financial Services — 0.0%
3,210,025		Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19(d)(e)(f) (Cost — $3,261,510)	$0
COLLATERALIZED SENIOR LOANS — 3.5%
CONSUMER DISCRETIONARY — 0.9%
		Auto Components — 0.5%
3,885,484		Allison Transmission Inc., Term Loan B, 5.220% due 8/7/14(c)	2,189,746
		Media — 0.4%
1,000,000		Idearc Inc., Term Loan B, zero coupon due 11/1/14	315,714
1,500,000	GBP	Virgin Media Inc., Term Loan B1, zero coupon due 9/30/12	1,551,153
		Total Media	1,866,867
		Textiles, Apparel & Luxury Goods — 0.0%
2,500,000		Simmons Co., Term Loan, 8.345% due 2/15/12(c)	66,250
		TOTAL CONSUMER DISCRETIONARY	4,122,863
ENERGY — 0.9%
		Energy Equipment & Services — 0.7%
4,012,006		Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18(c)(e)	3,189,545
		Oil, Gas & Consumable Fuels — 0.2%
3,000,000		Stallion Oilfield Services, Term Loan, 8.052% due 7/31/12(c)	1,200,000
		TOTAL ENERGY	4,389,545
INDUSTRIALS — 0.5%
		Electrical Equipment — 0.2%
1,500,000	EUR	Sensata Technologies BV, Euro Term Loan, 2.000% due 4/27/13(c)	1,042,537
		Trading Companies & Distributors — 0.3%
2,356,739		Penhall International Corp., Term Loan, 10.133% due 4/1/12(c)	1,060,532
		TOTAL INDUSTRIALS	2,103,069
INFORMATION TECHNOLOGY — 0.4%
		Internet Software & Services — 0.4%
985,223	EUR	Eircom, Term Loan, zero coupon due 9/30/15	985,132
984,827	EUR	Eircom, Term Loan B, zero coupon due 9/30/14	984,738
		TOTAL INFORMATION TECHNOLOGY	1,969,870
MATERIALS — 0.3%
		Containers & Packaging — 0.2%
4,514,438		Berry Plastics Corp., Senior Term Loan, 9.791% due 6/15/14(c)	1,015,749
		Paper & Forest Products — 0.1%
1,120,000		Verso Paper Holdings LLC, Term Loan, 11.771% due 2/1/13(c)	504,000
		TOTAL MATERIALS	1,519,749

See Notes to Financial Statements.

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	25

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

TELECOMMUNICATION SERVICES — 0.5%
		Diversified Telecommunication Services — 0.5%
1,757,693		Wind Acquisition Finance SA, Term Loan, 13.061% due 12/21/11(c)	$903,015
1,000,000	EUR	Wind EUR, Term Loan, zero coupon due 11/26/14	1,152,177
		TOTAL TELECOMMUNICATION SERVICES	2,055,192
		TOTAL COLLATERALIZED SENIOR LOANS (Cost — $28,607,580)	16,160,288
CONVERTIBLE BONDS & NOTES — 0.4%
CONSUMER DISCRETIONARY — 0.2%
		Media — 0.2%
1,850,000		Virgin Media Inc., Senior Notes, 6.500% due 11/15/16(a)	809,375
INDUSTRIALS — 0.2%
		Marine — 0.2%
2,360,000		Horizon Lines Inc., Senior Notes, 4.250% due 8/15/12	1,221,300
		TOTAL CONVERTIBLE BONDS & NOTES (Cost — $3,218,221)	2,030,675
SOVEREIGN BONDS — 3.6%
		Brazil — 2.4%
		Brazil Nota do Tesouro Nacional:
17,066,000	BRL	10.000% due 7/1/10	7,124,942
9,700,000	BRL	10.000% due 1/1/12	3,908,299
		Total Brazil	11,033,241
		Indonesia — 0.4%
		Republic of Indonesia:
8,114,000,000	IDR	11.000% due 9/15/25	621,904
14,826,000,000	IDR	10.250% due 7/15/27	1,061,185
		Total Indonesia	1,683,089
		Russia — 0.8%
4,377,660		Russian Federation, 7.500% due 3/31/30(a)	3,861,796
		TOTAL SOVEREIGN BONDS (Cost — $18,206,130)	16,578,126
SHARES
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
		Household Durables — 0.0%
8,696,430		Home Interiors & Gifts Inc.(e)(f)*	9
29,983		Mattress Discounters Corp.(e)(f)*	0
18,861		Mattress Holding Corp.(e)(f)*	0
		TOTAL CONSUMER DISCRETIONARY	9

See Notes to Financial Statements.

26	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND
SHARES	SECURITY	VALUE

INDUSTRIALS — 0.0%
	Machinery — 0.0%
20	Glasstech Inc.(e)(f)*	$0
INFORMATION TECHNOLOGY — 0.0%
	Computers & Peripherals — 0.0%
40,557	Axiohm Transaction Solutions Inc.(e)(f)*	0
TELECOMMUNICATION SERVICES — 0.0%
	Diversified Telecommunication Services — 0.0%
10,212	World Access Inc.(e)*	3
	TOTAL COMMON STOCKS (Cost — $5,332,294)	12
CONVERTIBLE PREFERRED STOCKS — 0.6%
FINANCIALS — 0.6%
	Diversified Financial Services — 0.6%
4,630	Bank of America Corp., 7.250% (Cost — $4,641,392)	3,009,500
ESCROWED SHARES — 0.0%
2,000,000	Pillowtex Corp.(e)(f)* (Cost — $0)	0
PREFERRED STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.0%
	Media — 0.0%
10	ION Media Networks Inc., Series B, 12.000%(e)(f)*	0
FINANCIALS — 0.1%
	Consumer Finance — 0.1%
2,300	Preferred Blocker Inc., 9.000%(a)*	690,000
	Diversified Financial Services — 0.0%
9,787	TCR Holdings Corp., Class B Shares,(e)(f)*	0
5,383	TCR Holdings Corp., Class C Shares,(e)(f)*	0
14,191	TCR Holdings Corp., Class D Shares,(e)(f)*	0
29,362	TCR Holdings Corp., Class E Shares,(e)(f)*	0
	Total Diversified Financial Services	0
	TOTAL FINANCIALS	690,000
INDUSTRIALS — 0.0%
	Machinery — 0.0%
22	Glasstech Inc.,(e)(f)*	0
	TOTAL PREFERRED STOCKS (Cost — $802,937)	690,000

See Notes to Financial Statements.

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	27

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND
WARRANTS	SECURITY	VALUE

WARRANTS — 0.0%
1,250	Leap Wireless International Inc., Expires 4/15/10(a)(e)(f)*	$0
13,446	Pillowtex Corp., Expires 11/24/09(e)(f)*	0
	TOTAL WARRANTS (Cost — $9,954)	0
	TOTAL INVESTMENTS — 96.1% (Cost — $742,781,945#)	449,551,462
	Other Assets in Excess of Liabilities — 3.9%	18,190,223
	TOTAL NET ASSETS — 100.0%	$467,741,685

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.

(d)	Security is currently in default.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Subsequent to the reporting period, this security went into default.

#	Aggregate cost for federal income tax purposes is $747,053,204.

Abbreviations used in this schedule:
BRL	—Brazilian Real
EUR	—Euro
GBP	—British Pound
GMAC	—General Motors Acceptance Corp.
IDR	—Indonesian Rupiah

See Notes to Financial Statements.

28	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

Statement of assets and liabilities

December 31, 2008

ASSETS:
Investments, at value (Cost — $742,781,945)	$449,551,462
Foreign currency, at value (Cost — $7,059,518)	7,017,872
Cash	6,625,695
Dividends and interest receivable	16,546,093
Receivable for Fund shares sold	2,781,710
Deposits with brokers for open swaps contracts	800,000
Receivable for open forward currency contracts	171,251
Principal paydown receivable	10,000
Interest receivable for open swap contracts	8,056
Prepaid expenses	41,476
Total Assets	483,553,615
LIABILITIES:
Payable for securities purchased	6,247,574
Payable for Fund shares repurchased	4,676,020
Payable for open forward currency contracts	2,158,507
Premium received for open swaps	732,003
Distributions payable	624,303
Investment management fee payable	299,430
Unrealized depreciation on swaps	186,311
Distribution fees payable	115,441
Trustees’ fees payable	458
Accrued expenses	771,883
Total Liabilities	15,811,930
TOTAL NET ASSETS	$467,741,685
NET ASSETS:
Par value (Note 6)	$953
Paid-in capital in excess of par value	898,064,442
Undistributed net investment income	902,593
Accumulated net realized loss on investments, written options, swap contracts and foreign currency transactions	(135,517,739)
Net unrealized depreciation on investments, swap contracts and foreign currencies	(295,708,564)
TOTAL NET ASSETS	$467,741,685

See Notes to Financial Statements.

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	29

Statement of assets and liabilities continued

December 31, 2008

Shares Outstanding:
Class A	64,746,016
Class B	5,504,817
Class C	11,721,230
Class I	13,323,069
Net Asset Value:
Class A (and redemption price)	$4.90
Class B1	$4.92
Class C1	$4.95
Class I (and redemption price)	$4.90
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$5.12

[1]	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

30	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

Statement of operations

For the Year Ended December 31, 2008

INVESTMENT INCOME:
Interest	$77,547,098
Dividends	336,607
Less: Foreign taxes withheld	(26,094)
Total Investment Income	77,857,611
EXPENSES:
Investment management fee (Note 2)	5,680,354
Distribution fees (Notes 2 and 4)	2,266,452
Transfer agent fees (Note 4)	943,726
Shareholder reports (Note 4)	107,810
Legal fees	104,557
Custody fees	84,498
Registration fees	72,611
Audit and tax	50,469
Insurance	17,581
Trustees’ fees	11,381
Miscellaneous expenses	9,755
Total Expenses	9,349,194
Less: Fees paid indirectly (Note 1)	(247)
Net Expenses	9,348,947
NET INVESTMENT INCOME	68,508,664
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(71,821,785)
Written options	220,800
Swap contracts	535,892
Foreign currency transactions	84,707
Net Realized Loss	(70,980,386)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(227,013,290)
Swap contracts	(186,311)
Foreign currencies	(2,581,968)
Change in Net Unrealized Appreciation/Depreciation	(229,781,569)
NET LOSS ON INVESTMENTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(300,761,955)
DECREASE IN NET ASSETS FROM OPERATIONS	$(232,253,291)

See Notes to Financial Statements.

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	31

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2008	2007
OPERATIONS:
Net investment income	$68,508,664	$78,804,995
Net realized loss	(70,980,386)	(720,718)
Change in net unrealized appreciation/depreciation	(229,781,569)	(79,006,968)
Decrease in Net Assets From Operations	(232,253,291)	(922,691)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(69,694,298)	(80,265,497)
Decrease in Net Assets From Distributions to Shareholders	(69,694,298)	(80,265,497)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	107,284,614	210,022,635
Reinvestment of distributions	56,510,117	58,917,948
Cost of shares repurchased	(280,857,798)	(494,291,110)
Decrease in Net Assets From Fund Share Transactions	(117,063,067)	(225,350,527)
DECREASE IN NET ASSETS	(419,010,656)	(306,538,715)
NET ASSETS:
Beginning of year	886,752,341	1,193,291,056
End of year*	$467,741,685	$886,752,341
* Includes undistributed net investment income of:	$902,593	$678,246

See Notes to Financial Statements.

32	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS A SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.92	$8.54	$8.36	$8.59	$8.29
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.67	0.61	0.58	0.56	0.58
Net realized and unrealized gain (loss)	(3.01)	(0.61)	0.21	(0.22)	0.29
Total income (loss) from operations	(2.34)	—	0.79	0.34	0.87
LESS DISTRIBUTIONS FROM:
Net investment income	(0.68)	(0.62)	(0.61)	(0.57)	(0.57)
Total distributions	(0.68)	(0.62)	(0.61)	(0.57)	(0.57)
NET ASSET VALUE, END OF YEAR	$4.90	$7.92	$8.54	$8.36	$8.59
Total return[3]	(31.37)%	(0.08)%	9.90%	4.08%	10.97%
NET ASSETS, END OF YEAR (000s)	$317,370	$594,940	$701,540	$693,116	$1,535,433
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.29%	1.34%	1.21%[4]	1.19%	1.20%
Net expenses	1.29 [5]	1.34 [5]	1.21 [4,6]	1.19	1.20
Net investment income	9.67	7.27	7.01	6.59	7.02
PORTFOLIO TURNOVER RATE	52%	64%	76%	64%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.19%.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	33

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS B SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.99	$8.59	$8.40	$8.65	$8.34
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.65	0.59	0.53	0.49	0.52
Net realized and unrealized gain (loss)	(3.03)	(0.61)	0.21	(0.24)	0.30
Total income (loss) from operations	(2.38)	(0.02)	0.74	0.25	0.82
LESS DISTRIBUTIONS FROM:
Net investment income	(0.69)	(0.58)	(0.55)	(0.50)	(0.51)
Total distributions	(0.69)	(0.58)	(0.55)	(0.50)	(0.51)
NET ASSET VALUE, END OF YEAR	$4.92	$7.99	$8.59	$8.40	$8.65
Total return[3]	(31.64)%	(0.37)%	9.17%	3.04%	10.22%
NET ASSETS, END OF YEAR (000s)	$27,105	$65,425	$98,450	$135,186	$187,303
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.70%	1.64%	1.99%[4]	2.02%	1.98%
Net expenses	1.70 [5]	1.64 [5]	1.99 [4,6]	2.02	1.98
Net investment income	9.18	6.94	6.25	5.81	6.25
PORTFOLIO TURNOVER RATE	52%	64%	76%	64%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.98%.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

34	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS C SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$8.00	$8.63	$8.44	$8.68	$8.38
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.65	0.59	0.55	0.52	0.55
Net realized and unrealized gain (loss)	(3.04)	(0.62)	0.22	(0.23)	0.29
Total income (loss) from operations	(2.39)	(0.03)	0.77	0.29	0.84
LESS DISTRIBUTIONS FROM:
Net investment income	(0.66)	(0.60)	(0.58)	(0.53)	(0.54)
Total distributions	(0.66)	(0.60)	(0.58)	(0.53)	(0.54)
NET ASSET VALUE, END OF YEAR	$4.95	$8.00	$8.63	$8.44	$8.68
Total return[3]	(31.62)%	(0.48)%	9.46%	3.44%	10.42%
NET ASSETS, END OF YEAR (000s)	$58,041	$122,595	$177,338	$235,117	$292,918
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.67%	1.69%	1.71%[4]	1.73%	1.70%
Net expenses	1.67 [5]	1.69 [5]	1.71 [4,6]	1.73	1.70
Net investment income	9.26	6.89	6.53	6.10	6.52
PORTFOLIO TURNOVER RATE	52%	64%	76%	64%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.69%.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	35

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS I SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.91	$8.53	$8.35	$8.59	$8.29
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.70	0.64	0.61	0.59	0.61
Net realized and unrealized gain (loss)	(3.00)	(0.60)	0.21	(0.23)	0.29
Total income (loss) from operations	(2.30)	0.04	0.82	0.36	0.90
LESS DISTRIBUTIONS FROM:
Net investment income	(0.71)	(0.66)	(0.64)	(0.60)	(0.60)
Total distributions	(0.71)	(0.66)	(0.64)	(0.60)	(0.60)
NET ASSET VALUE, END OF YEAR	$4.90	$7.91	$8.53	$8.35	$8.59
Total return[3]	(30.98)%	0.39%	10.29%	4.33%	11.39%
NET ASSETS, END OF YEAR (000s)	$65,226	$103,792	$215,963	$101,886	$117,197
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.86%	0.86%	0.86%[4]	0.83%	0.84%
Net expenses	0.86 [5]	0.86 [5]	0.85 [4,6]	0.83	0.84
Net investment income	10.19	7.63	7.35	6.97	7.37
PORTFOLIO TURNOVER RATE	52%	64%	76%	64%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.84%.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

36	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Global High Yield Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	37

Notes to financial statements continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	DECEMBER 31, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$449,551,462	$3,009,503	$445,532,869	$1,009,090
Other financial instruments*	(2,173,567)	—	(2,173,567)	—
Total	$447,377,895	$3,009,503	$443,359,302	$1,009,090

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES
Balance as of December 31, 2007	$50,092
Accrued premiums/discounts	—
Realized gain (loss)	75,502
Change in unrealized appreciation (depreciation)	133,561
Net purchases (sales)	(231,686)
Transfers in and/or out of Level 3	981,621
Balance as of December 31, 2008	$1,009,090

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a

38	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement, would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of value from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical price a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	39

Notes to financial statements continued

and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values particularly in relation to the notional amount of the contract, as well as the annual payment rate serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium on deposit, respectively on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received. When a written swaption is exercised, the premium received is added to the basis of the swap agreement entered.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and

40	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the investment manager. The Fund bears the market risk arising from any change in index values or interest rates.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts,

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	41

Notes to financial statements continued

currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(i) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed.

42	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

These securities are generally more volatile in nature, and the risk of loss of principal is greater.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(l) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(n) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	43

Notes to financial statements continued

(p) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
(a)	$1,409,981	$(1,409,981)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. Effective November 3, 2008, Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore“) serves as an additional subadviser to the Fund, under an additional subadvisory agreement between Western Asset and Western Singapore. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.800%
Next $1 billion	0.775
Next $3 billion	0.750
Over $5 billion	0.700

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited. Effective November 3, 2008, Western Asset will also pay Western Singapore a subadvisory fee of 0.30% on the assets managed by Western Singapore.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which

44	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2008, LMIS and its affiliates received sales charges of approximately $8,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A		CLASS B	CLASS C
CDSCs	$0	*	$62,000	$6,000
*	Amount represents less than $1,000.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$349,681,500
Sales	437,597,679

At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,434,849
Gross unrealized depreciation	(300,936,591)
Net unrealized depreciation	$(297,501,742)

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	45

Notes to financial statements continued

At December 31, 2008, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	250,000	$347,059	2/3/09	$(5,520)
Contracts to Sell:
British Pound	1,170,000	1,680,800	2/3/09	$117,900
Euro	4,500,000	6,247,054	2/3/09	(463,744)
Euro	3,000,000	4,164,703	2/3/09	(341,277)
Euro	2,600,000	3,609,409	2/3/09	(309,021)
Euro	2,000,000	2,776,468	2/3/09	(283,948)
Euro	750,000	1,041,176	2/3/09	(92,741)
Euro	1,250,000	1,735,293	2/3/09	(162,399)
Euro	1,400,000	1,943,528	2/3/09	(183,084)
Euro	850,000	1,179,999	2/3/09	(89,322)
Euro	800,000	1,110,587	2/3/09	(101,517)
Euro	1,000,000	1,388,234	2/3/09	(125,934)
Euro	700,000	971,764	2/3/09	53,351
				$(1,981,736)
Net unrealized loss on open forward foreign currency contracts				$(1,987,256)

At December 31, 2008, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAP ON CREDIT INDICES — SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Suisse First Boston Inc. (CDX North America Crossover Index)	$2,900,000	6/20/13	5.00% quarterly	$(459,157)	$(350,371)	$(108,786)
Credit Suisse First Boston Inc. (CDX North America Crossover Index)	2,900,000	6/20/13	5.00% quarterly	(459,157)	(381,632)	(77,525)
Net unrealized depreciation on sales of credit default swaps on credit indices						$(186,311)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

46	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

During the year ended December 31, 2008, written option transactions for the Fund were as follows:

	NOTIONAL PAR	PREMIUMS
Written options, outstanding December 31, 2007	—	—
Options written	23,600,000	$538,750
Options exercised	(11,800,000)	(317,950)
Options expired	(11,800,000)	(220,800)
Written options, outstanding December 31, 2008	—	—

4. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$1,195,663	$872,147	$56,640
Class B	352,643	27,524	18,295
Class C	718,146	39,879	29,471
Class I	—	4,176	3,404
Total	$2,266,452	$943,726	$107,810

5. Distributions to shareholders by class

	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
Net Investment Income:
Class A	$46,915,565	$49,404,205
Class B	4,584,173	5,654,843
Class C	9,000,949	10,829,043
Class I	9,193,611	14,377,406
Total	$69,694,298	$80,265,497

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	47

Notes to financial statements continued

6. Shares of beneficial interest

At December 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	12,392,946	$82,770,776	18,401,220	$155,133,054
Shares issued on reinvestment	6,182,592	40,485,720	4,993,676	41,584,475
Shares repurchased	(28,958,717)	(197,582,860)	(30,386,869)	(253,683,488)
Net decrease	(10,383,179)	$(74,326,364)	(6,991,973)	$(56,965,959)
Class B
Shares sold	242,611	$1,531,973	256,119	$2,160,598
Shares issued on reinvestment	372,742	2,380,473	269,191	2,254,982
Shares repurchased	(3,298,706)	(22,799,290)	(3,800,313)	(31,920,022)
Net decrease	(2,683,353)	$(18,886,844)	(3,275,003)	$(27,504,442)
Class C
Shares sold	813,353	$5,591,915	802,504	$6,870,461
Shares issued on reinvestment	851,201	5,436,122	631,191	5,317,112
Shares repurchased	(5,267,549)	(34,924,494)	(6,657,565)	(56,022,690)
Net decrease	(3,602,995)	$(23,896,457)	(5,223,870)	$(43,835,117)
Class I
Shares sold	2,639,108	$17,389,950	5,425,799	$45,858,522
Shares issued on reinvestment	1,275,682	8,207,802	1,170,464	9,761,379
Shares repurchased	(3,714,606)	(25,551,154)	(18,785,347)	(152,664,910)
Net increase (decrease)	200,184	$46,598	(12,189,084)	$(97,045,009)

7. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	CLASS B	CLASS C	CLASS I
Daily 01/30/2009	$0.064694	$0.063145	$0.063687	$0.066543

48	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2008	2007
Distributions Paid From:
Ordinary income	$69,694,298	$80,265,497

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$226,139
Capital loss carryforward*	(110,974,409)
Other book/tax temporary differences(a)	(19,595,617)
Unrealized appreciation/(depreciation)(b)	(299,979,823)
Total accumulated earnings/(losses) — net	$(430,323,710)

*	As of December 31, 2008, the Fund had the following net capital loss carryforwards remaining:

YEAR OF EXPIRATION	AMOUNT
12/31/2009	$(15,882,990)
12/31/2010	(35,027,245)
12/31/2016	(60,064,174)
$(110,974,409)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on foreign currency contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	49

Notes to financial statements continued

that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

50	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”).

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	51

Notes to financial statements continued

The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees

52	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

11. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report	53

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Global High Yield Bond Fund, a series of Legg Mason Partners Income Trust, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Global High Yield Bond Fund as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2009

54	Legg Mason Partners Global High Yield Bond Fund 2008 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 10-11, 2008, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Partners Global High Yield Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. (Singapore) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser. The Board, including the Independent Trustees, had initially approved the Sub-Advisory Agreement between the Subadviser and Western Asset Management Company Pte. Ltd. (Singapore) at a meeting held on August 11-12, 2008.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management during the Meeting. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent

Legg Mason Partners Global High Yield Bond Fund	55

Board approval of management and subadvisory agreements (unaudited) continued

Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded

56	Legg Mason Partners Global High Yield Bond Fund

that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as high current yield funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2008 was below the median. The Board noted the explanations from the Manager concerning the underperformance versus the peer group.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

Legg Mason Partners Global High Yield Bond Fund	57

Board approval of management and

subadvisory agreements (unaudited) continued

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as high current yield funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant the year before. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board

58	Legg Mason Partners Global High Yield Bond Fund

noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Partners Global High Yield Bond Fund	59

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Global High Yield Bond Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)
A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Dean Emeritus and Professor, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None

60	Legg Mason Partners Global High Yield Bond Fund

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None
MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None
RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None

Legg Mason Partners Global High Yield Bond Fund	61

Additional information (unaudited) continued

Information about Trustees and Officers

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm)
(since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)
RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None
DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None

62	Legg Mason Partners Global High Yield Bond Fund

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee	None
SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds);

Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee	Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

Legg Mason Partners Global High Yield Bond Fund	63

Additional information (unaudited) continued

Information about Trustees and Officers

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	146
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)
(from 1999 to 2004)

64	Legg Mason Partners Global High Yield Bond Fund

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)
JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

Legg Mason Partners Global High Yield Bond Fund	65

Additional information (unaudited) continued

Information about Trustees and Officers

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)
MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

66	Legg Mason Partners Global High Yield Bond Fund

Legg Mason Partners Global High Yield Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd. in Singapore

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PNC Global Investment Servicing

4400 Computer Drive

Westborough,
Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Global High Yield Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Global High Yield Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by the current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008 based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010736 2/09 SR09-753

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2007 and December 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $157,100 in 2007 and $190,900 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $17,867 in 2007 and $14,400 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $15,100 in 2007 and $18,550 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Income Trust were $4,900 in 2007 and $0 in 2008. The services consisted of procedures performed in connection with the mergers of Legg Mason Partners funds on February 2, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board Members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	March 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	March 5, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Income Trust

Date:	March 5, 2009